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                        SUPPLEMENT DATED JULY 13, 2016

                      TO PROSPECTUS DATED MAY 1, 2016 FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

INVESTMENT ADVISER CHANGE FOR THE PORTFOLIOS OF GE INVESTMENTS FUNDS, INC.

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE ANNUITY PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

At a Special Meeting of Shareholders of the series portfolios (each, a "Fund" and collectively, the "Funds") of GE Investments Funds, Inc. held on June 22, 2016 (the "Meeting"), the shareholders entitled to vote at the Meeting approved, among other things, a new investment advisory and administration agreement for each Fund with SSGA Funds Management, Inc. ("SSGA FM"), pursuant to which SSGA FM will replace GE Asset Management Incorporated ("GEAM") as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the "Transaction").

The Transaction closed on July 1, 2016, at which time SSGA FM became the investment adviser and administrator to the Funds. Therefore, effective July 1, 2016, all references in your variable annuity prospectus to "GE Asset Management Incorporated" or "GEAM" as the current investment adviser to the Funds are replaced with "SSGA Funds Management, Inc." or "SSGA FM," as applicable.

Your variable annuity prospectus is revised accordingly.

41118 SUPPA 07/13/16